Exhibit 10.1

Execution Version

$350,000,000

Interval Acquisition Corp.

5.625% Senior Notes due 2023

PURCHASE AGREEMENT

Dated: April 2, 2015

i

EXHIBITS

Exhibit A – Initial Purchasers

Exhibit B – Subsidiary Guarantors

Exhibit C – Subsidiaries of Parent

Exhibit D – Form of Pricing Term Sheet

Exhibit E – Amendments; Issuer Free Writing Documents

Exhibit F-1 – Form of Opinion of Company Counsel

Exhibit F-2 – Form of Opinion of Goodsill Anderson Quinn & Stifel

Exhibit F-3 – Form of Opinion of Buchanan Ingersoll & Rooney PC

ii

$350,000,000

INTERVAL ACQUISITION CORP.

5.625% Senior Notes due 2023

PURCHASE AGREEMENT

April 2, 2015

Wells Fargo Securities, LLC

As Representative of the several Initial Purchasers
c/o Wells Fargo Securities, LLC
550 S. Tryon Street
Charlotte, North Carolina 28202

Ladies and Gentlemen:

Interval Acquisition Corp., a Delaware corporation (the “Company”), Interval Leisure Group, Inc., a Delaware corporation (“Parent”), and each of the Company’s Subsidiaries (as defined below) listed on Exhibit B attached hereto (the “Subsidiary Guarantors” and, together with Parent, the “Guarantors”), confirm their agreement with Wells Fargo Securities, LLC (“Wells Fargo”) and each of the other Initial Purchasers named on Exhibit A hereto (collectively, the “Initial Purchasers,” which term shall also include any person substituted for an Initial Purchaser pursuant to Section 10 hereof), for whom Wells Fargo is acting as representative (in such capacity, the “Representative”), with respect to the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of $350,000,000 in aggregate principal amount of the Company’s 5.625% Senior Notes due 2023 (the “Securities”). The Securities will be issued pursuant to an Indenture, to be dated as of April 10, 2015 (the “Indenture”), among the Company, the Guarantors and HSBC Bank USA, National Association, as trustee (the “Trustee”). The Company’s obligations under the Securities, including the due and punctual payment of interest on the Securities, will be irrevocably and unconditionally guaranteed on an unsecured senior basis (the “Guarantees”) by the Guarantors. As used herein, the term “Securities” shall include the Guarantees, unless the context otherwise requires. Certain terms used in this purchase agreement (this “Agreement”) are defined in Section 15 hereof.

The Securities will be offered and sold to the Initial Purchasers without registration under the 1933 Act, in reliance on the exemption provided by Section 4(a)(2) of the 1933 Act. The Company and the Guarantors have prepared a preliminary offering memorandum, dated March 27, 2015 (the “Preliminary Offering Memorandum”) and a pricing term sheet substantially in the form attached hereto as Exhibit D (the “Pricing Term Sheet”) setting forth the terms of the Securities omitted from the Preliminary Offering Memorandum. Promptly after the Applicable Time, the Company and the Guarantors will prepare an offering memorandum, dated April 2, 2015 (the “Offering Memorandum”), setting forth information regarding the Company, the Guarantors and the Securities. The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time, together with the Pricing Term Sheet and any of the documents listed on Exhibit E hereto are collectively referred to as the “General Disclosure Package.” The Company and the Guarantors hereby confirm that they have authorized the use of the General Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers.

You have advised the Company that you will offer and resell (the “Exempt Resales”) the Securities purchased by you hereunder on the terms set forth in each of the General Disclosure Package and the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe to be “qualified institutional buyers” as defined in Rule 144A under the 1933 Act (“QIBs”), and (ii) in compliance with Regulation S under the 1933 Act (“Regulation S”). Those persons specified in clauses (i) and (ii) of this paragraph are referred to herein as “Eligible Purchasers.”

Holders (including subsequent transferees) of the Securities will have the benefit of the registration rights set forth in a registration rights agreement (the “Registration Rights Agreement”) among the Company, the Guarantors and the Initial Purchasers to be dated the Closing Date (as defined herein). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Commission under the circumstances set forth therein, a registration statement under the 1933 Act relating to the Company’s 5.625% Senior Notes due 2023 (the “Exchange Notes”) and the Guarantors’ Guarantees of the Exchange Notes (the “Exchange Guarantees”) to be offered in exchange for the Securities and the Guarantees (the “Exchange Offer”).

SECTION 1. Representations and Warranties.

(a)          Representations and Warranties by the Company and the Guarantors. The Company and each Guarantor, jointly and severally, represent and warrant to each Initial Purchaser as of the date hereof, as of the Applicable Time, and as of the Closing Date referred to in Section 2(b) hereof, and agree with each Initial Purchaser, as follows:

(1)         Rule 144A Information. Each of the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum, each as of its respective date, contains all the information required by Rule 144A(d)(4) under the 1933 Act.

(2)         No Stop Orders. The Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum have been prepared by the Company and the Guarantors for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum, the General Disclosure Package or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the 1933 Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company or any of the Guarantors is contemplated.

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(3)         No Material Misstatement or Omission. (i) The Preliminary Offering Memorandum, as of the date thereof, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the General Disclosure Package, as of the Applicable Time, did not and, at the Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the Offering Memorandum, as of the date thereof, did not and, at the Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) each Issuer Free Writing Document (as defined below), when taken together with the General Disclosure Package, as of the Applicable Time, did not and, at the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties in the preceding paragraph do not apply to statements in or omissions from the Preliminary Offering Memorandum, the Offering Memorandum, the General Disclosure Package, any Issuer Free Writing Document or any amendment or supplement to any of the foregoing made in reliance upon and in conformity with written information relating to any Initial Purchaser furnished to the Company by such Initial Purchaser through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by the Initial Purchasers as aforesaid consists of the information described as such in Section 6(b) hereof.

(4)         Reporting Compliance. Parent is subject to, and is in full compliance in all material respects with, the reporting requirements of Section 13 and Section 15(d), as applicable, of the 1934 Act.

(5)         Independent Accountants. Ernst & Young LLP, who has expressed its opinion with respect to the financial statements (including the related notes thereto) and supporting schedules included in the General Disclosure Package and the Final Offering Memorandum, are independent registered public accountants with respect to Parent and its subsidiaries within the meaning of the 1933 Act and the 1934 Act and the rules and regulations thereunder.

(6)         Financial Statements. The financial statements of Parent and its subsidiaries included in the General Disclosure Package and the Offering Memorandum, together with the related schedules (if any) and notes thereto, present fairly the financial position of Parent and its consolidated subsidiaries at the dates indicated and the results of operations, changes in stockholders’ equity and cash flows of Parent and its consolidated subsidiaries for the periods specified. All of such financial statements have been prepared in conformity with GAAP, applied on a consistent basis throughout the periods involved and comply with all applicable accounting requirements under the 1933 Act and the 1933 Act Regulations, or the 1934 Act and the 1934 Act Regulations, as applicable. The supporting schedules, if any, included or incorporated by reference in the General Disclosure Package and Offering Memorandum present fairly, in accordance with GAAP, the information required to be stated therein. The information in the Preliminary Offering Memorandum and the Offering Memorandum under the captions “Summary Historical Consolidated Financial Data of ILG” and “Selected Historical Consolidated Financial Data” presents fairly the information shown therein and has been prepared on a basis consistent with that of the audited financial statements of Parent and its subsidiaries included in the General Disclosure Package and the Offering Memorandum.

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(7)         No Material Adverse Change in Business. Since the respective dates as of which information is given in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (A) there has been no material adverse change or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or other), results of operations, business, properties, management or prospects of Parent and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business (in any such case, a “Material Adverse Effect”); (B) except as otherwise disclosed in the General Disclosure Package and the Offering Memorandum (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), neither Parent nor any of its subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction or agreement that, individually or in the aggregate, is material with respect to Parent and its subsidiaries taken as a whole, and neither Parent nor any of its subsidiaries has sustained any loss or interference with its business or operations from fire, explosion, flood, earthquake or other natural disaster or calamity, whether or not covered by insurance, or from any labor dispute or disturbance or court or governmental action, order or decree which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; and (C) except for regular quarterly cash dividends on the Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by Parent on any class of its capital stock.

(8)         Good Standing of Parent, the Company and its Guarantors. Each of Parent, the Company and the Guarantors has been duly organized and is validly existing as a corporation or limited liability company, as applicable, in good standing or its status is active under the laws of the state of its jurisdiction of organization and has power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum and to enter into and perform its obligations under the Transaction Documents. Each of Parent, the Company and the Guarantors is duly qualified as a foreign corporation or limited liability company, as applicable, to transact business and is in good standing or its status is active in the state of its principal place of business and in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except (solely in the case of jurisdictions other than its principal place of business) where the failure so to qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Effect.

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(9)         Ownership of Subsidiaries. All of the issued and outstanding shares of capital stock of each wholly-owned subsidiary of the Company that is a corporation, all of the issued and outstanding partnership interests of each subsidiary of the Company that is a limited or general partnership and all of the issued and outstanding limited liability company interests, membership interests or other similar interests of each wholly-owned subsidiary of the Company that is a limited liability company have been duly authorized and validly issued, are fully paid and (except in the case of general partnership interests) non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any Lien. None of the issued and outstanding shares of capital stock of any such subsidiary that is a corporation, none of the issued and outstanding partnership interests of any such subsidiary that is a limited or general partnership, and none of the issued and outstanding limited liability company interests, membership interests or other similar interests of any such subsidiary that is a limited liability company was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of such subsidiary or any other person. The only subsidiaries of Parent are the subsidiaries listed on Exhibit C hereto and Exhibit C accurately sets forth whether each such subsidiary is a corporation, limited or general partnership or limited liability company and the jurisdiction of organization of each such subsidiary and, in the case of any subsidiary which is a partnership or limited liability company, its general partners and managing members, respectively.

(10)        Capitalization. The authorized, issued and outstanding capital stock of the Company as of the date of this Agreement is as set forth in the column entitled “Actual” and in the corresponding line items under the caption “Capitalization” in the Preliminary Offering Memorandum and the Offering Memorandum (except for subsequent issuances, if any, pursuant to employee or director stock option, stock purchase or other equity incentive plans described in the Preliminary Offering Memorandum and the Offering Memorandum or upon the exercise of options issued under such plans). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and were issued in compliance with all applicable state and federal securities and “Blue Sky” laws. None of the outstanding shares of capital stock of the Company was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company or any other person.

(11)        No Other Securities of Same Class. When the Securities and Guarantees are issued and delivered pursuant to this Agreement, such Securities and Guarantees will not be of the same class (within the meaning of Rule 144A under the 1933 Act) as securities of Parent and its subsidiaries that are listed on a national securities exchange registered under Section 6 of the 1934 Act or that are quoted in a United States automated inter-dealer quotation system.

(12)        No Registration. No registration under the 1933 Act of the Securities or the Guarantees, and no qualification of the Indenture under the 1939 Act with respect thereto, is required for the sale of the Securities and the Guarantees to the Initial Purchasers as contemplated hereby or for the initial resale of Securities by the Initial Purchasers to the Eligible Purchasers, assuming the accuracy of the Initial Purchasers’ representations in this Agreement and the compliance by the Initial Purchasers with the offering and transfer limitations and restrictions set forth under the heading “Transfer Restrictions” in the General Disclosure Package and the Offering Memorandum.

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(13)        No General Solicitation. No form of general solicitation or general advertising within the meaning of Regulation D under the 1933 Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was or will be used by Parent, its subsidiaries or any of their respective affiliates or any of their respective representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Securities.

(14)        Regulation S Compliance. The Company is a Category 2 issuer for purposes of Regulation S. No directed selling efforts within the meaning of Rule 902 under the 1933 Act were or will be used by the Company and its subsidiaries or any of their representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors makes no representation) with respect to Securities sold in reliance on Regulation S, and the Company, any affiliate of the Company and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has complied with and will implement the “offering restrictions” required by Rule 902 under the 1933 Act.

(15)        No Integration. Neither the Company, any Guarantor, any of their respective affiliates nor any other person acting on behalf of the Company or any Guarantor has sold or issued any securities that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the 1933 Act, the 1933 Act Regulations or the interpretations thereof by the Commission.

(16)        Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor.

(17)        Full Power. The Company and each Guarantor has full right, power and authority to execute, deliver and perform its obligations under the Transaction Documents.

(18)        The Indenture. The Indenture has been duly authorized by the Company and each Guarantor and, on the Closing Date, will have been duly executed and delivered by the Company and each Guarantor and will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity. No qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Securities contemplated hereby or in connection with the Exempt Resales.

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(19)        The Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and each Guarantor. When the Registration Rights Agreement has been executed and delivered in accordance with the terms hereof and thereof, it will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity.

(20)        The Securities. The Securities have been duly authorized by the Company and, at the Closing Date, will have been duly executed by the Company and, when authenticated by the Trustee in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(21)        The Exchange Notes. The Exchange Notes have been duly authorized by the Company. When issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided in the Registration Rights Agreement, will be validly issued and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(22)        The Guarantees. The Guarantees have been duly authorized by the Guarantors and, at the Closing Date, the Indenture (which includes the Guarantees) will have been duly executed by the Guarantors. When the Securities are issued and authenticated by the Trustee in accordance with the terms of the Indenture and delivered against payment therefor as provided in this Agreement, the Guarantees will constitute valid and binding obligations of the Guarantors, enforceable against each Guarantor in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(23)        The Exchange Guarantees. The Exchange Guarantees have been duly authorized by the Guarantors. When the Exchange Notes are issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided in the Registration Rights Agreement, the Exchange Guarantees will be validly issued and will constitute valid and binding obligations of the Guarantors, enforceable against each Guarantor in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

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(24)        Description of the Securities and Agreements. The Securities, the Exchange Notes, the Guarantees, the Exchange Guarantees, the Registration Rights Agreement and the Indenture conform and will conform in all material respects to the respective statements relating thereto contained in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum.

(25)        Absence of Defaults and Conflicts. None of the Company or any of the Guarantors is (i) in violation of its Organizational Documents, (ii) in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over Parent or any of the Guarantors or any of their respective assets, properties or operations or (iii) in breach or default (or with or without the giving of notice or the passage of time or both, would be in breach or default) in the performance or observance of any obligation, agreement, covenant or condition contained in any Company Document, except in the case of clauses (ii) or (iii) for such violations, breaches or defaults that would not, individually or in the aggregate, result in a Material Adverse Effect. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated therein and in the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Preliminary Offering Memorandum and the Offering Memorandum under the caption “Use of Proceeds”) and compliance by the Company and the Guarantors with their respective obligations under the Transaction Documents do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default, Termination Event or Repayment Event under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of the Guarantors pursuant to, any Company Documents. Such actions will not result in any violation of (i) the provisions of the Organizational Documents of the Company or any of the Guarantors or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Guarantors or any of its or their respective assets, properties or operations.

(26)        Transactions with Related Persons. No relationship, direct or indirect, that would be required to be described in a registration statement of Parent pursuant to Item 404 of Regulation S-K, exists between or among Parent and its subsidiaries, on the one hand, and the directors, officers, affiliates, stockholders, customers or suppliers of Parent and its subsidiaries, on the other hand, that has not been described in the General Disclosure Package and the Offering Memorandum.

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(27)        Absence of Labor Dispute. No labor dispute with the employees of Parent or any of its subsidiaries exists or, to the knowledge of the Company or any of the Guarantors, is imminent, and neither Parent nor any of its subsidiaries are aware of any existing or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers, customers or contractors of Parent or any of its subsidiaries which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(28)        Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or any of the Guarantors, threatened, against or affecting Parent or any of its subsidiaries (other than as disclosed in the Preliminary Offering Memorandum, the General Disclosure Package or the Offering Memorandum) or which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or to materially and adversely affect the consummation of the transactions contemplated in the Transaction Documents or the performance by the Company or the Guarantors of their obligations under the Transaction Documents. The aggregate of all pending legal or governmental proceedings to which Parent or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Preliminary Offering Memorandum or the Offering Memorandum, including ordinary routine litigation incidental to the business, would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(29)        Description of Contracts. There are no contracts or other documents that would be required to be described in a registration statement filed under the 1933 Act or filed as exhibits to a registration statement of the Company pursuant to Item 601(b)(10) of Regulation S-K that have not been described in the General Disclosure Package and the Offering Memorandum. The statements made in the General Disclosure Package and the Offering Memorandum, insofar as they purport to constitute summaries of the terms of the contracts and other documents that are so described, constitute accurate summaries of the terms of such contracts and documents in all material respects. Neither Parent nor any of its subsidiaries has knowledge that any other party to any such contract or other document has any intention not to render full performance as contemplated by the terms thereof.

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(30)        Solvency. All indebtedness represented by the Securities is being incurred for proper purposes and in good faith. On the Closing Date, after giving pro forma effect to the Offering and the use of proceeds therefrom described under the caption “Use of Proceeds” in the General Disclosure Package and the Offering Memorandum, the Company and each Guarantor (i) will be Solvent (as hereinafter defined), (ii) will have sufficient capital for carrying on its business and (iii) will be able to pay its debts as they mature. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company and each Guarantor is not less than the total amount required to pay the liabilities of the Company and each Guarantor on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company and each Guarantor is able to pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement and the General Disclosure Package and the Offering Memorandum, neither the Company nor any Guarantor is incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) neither the Company nor any Guarantor is engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company or any Guarantor is engaged; and (v) neither the Company nor any Guarantor is otherwise insolvent under the standards set forth in applicable laws.

(31)        Possession of Intellectual Property. Parent and its subsidiaries own and possess or have valid and enforceable licenses to use, all patents, patent rights, patent applications, licenses, copyrights, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, service names, software, internet addresses, domain names and other intellectual property (collectively, “Intellectual Property”) that is described in the General Disclosure Package or the Offering Memorandum or that is necessary and material for the conduct of their respective businesses as currently conducted, as proposed to be conducted and as described in the General Disclosure Package and the Offering Memorandum. Neither Parent nor any of its subsidiaries has received any written notice or is otherwise aware of any infringement of or conflict with rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any material Intellectual Property invalid or inadequate to protect the interests of Parent or any of its subsidiaries therein. There are no third parties who have or, to the knowledge of the Company or any of the Guarantors, will be able to establish rights to any Intellectual Property of Parent or any of its subsidiaries, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which the General Disclosure Package and the Offering Memorandum disclose is licensed Parent or any of its subsidiaries. There is no pending or, to the knowledge of the Company or any of the Guarantors, threatened action, suit, proceeding or claim by others challenging Parent’s or any subsidiary’s rights in or to any such Intellectual Property, or challenging the validity, enforceability or scope of any such Intellectual Property, or asserting that Parent or any subsidiary of Parent infringes or otherwise violates, or would, upon the commercialization of any product or service described in the General Disclosure Package or the Offering Memorandum, infringe or violate, any Intellectual Property of others, and Parent and its subsidiaries are unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim. Parent and its subsidiaries have complied with the terms of each agreement pursuant to which any Intellectual Property has been licensed to Parent and its subsidiaries or any Parent subsidiary, all such agreements are in full force and effect, and no event or condition has occurred or exists that gives or, with notice or passage of time or both, would give any person the right to terminate any such agreement. There is no patent or patent application that contains claims that interfere with the issued or pending claims of any such Intellectual Property of Parent or any of its subsidiaries or that challenges the validity, enforceability or scope of any such Intellectual Property.

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(32)        Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no authorization, approval, vote or consent of any holder of capital stock or other securities of the Company or any Guarantor or creditor of Parent or any of its subsidiaries, (C) no authorization, approval, waiver or consent under any Company Document, and (D) no authorization, approval, vote or consent of any other person or entity, is necessary or required for the execution, delivery or performance by the Company or the Guarantors of their obligations under the Transaction Documents, for the offering, issuance, sale or delivery of the Securities or the Guarantees hereunder, or for the consummation of any of the other transactions contemplated by this Agreement, in each case on the terms contemplated by the General Disclosure Package and the Offering Memorandum, except that no representation is made as to such as may be required under state or foreign securities laws.

(33)        Possession of Licenses and Permits. Parent and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business as described in each of the General Disclosure Package and Offering Memorandum. Parent and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect. Neither Parent nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses.

(34)        Title to Property. Parent and each of its subsidiaries have good and marketable title in fee simple to all real property owned by any of them (if any) and good title to all other properties and assets owned by any of them, in each case, free and clear of all Liens except such as (a) are described in the General Disclosure Package and the Offering Memorandum or (b) do not, individually or in the aggregate, materially affect the value of such property or interfere with the use made and proposed to be made of such property by Parent or any of its subsidiaries. All real property, buildings and other improvements, and all equipment and other property, held under lease or sublease by Parent or any of its subsidiaries is held by them under valid, subsisting and enforceable leases or subleases, as the case may be, with, solely in the case of leases or subleases relating to real property, buildings or other improvements, such exceptions as are not material to the operations of the business of Parent and its subsidiaries, and all such leases and subleases are in full force and effect. Neither Parent nor any of its subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of Parent or any of its subsidiaries under any of the leases or subleases mentioned above or affecting or questioning the rights of Parent or any of its subsidiaries to the continued possession of the leased or subleased premises or the continued use of the leased or subleased equipment or other property, except for such claims which, if successfully asserted against Parent, or any of its subsidiaries, would not, individually or in the aggregate, result in a Material Adverse Effect.

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(35)        Investment Company Act. Neither Parent nor any of its subsidiaries is, and upon the issuance and sale of the Securities as herein contemplated and the receipt and application of the net proceeds therefrom as described in the General Disclosure Package and the Offering Memorandum under the caption “Use Of Proceeds,” will be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the 1940 Act.

(36)        Environmental Laws. Except as described in the General Disclosure Package and the Offering Memorandum and except as would not, individually or in the aggregate, result in a Material Adverse Effect, (A) neither Parent nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) Parent and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, Liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against Parent or any of its subsidiaries and (D) there are no events or circumstances that could reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting Parent or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(37)        Tax Returns. Parent and its subsidiaries have filed all foreign, federal, state, local and franchise tax returns that are required to be filed or have obtained extensions thereof, except where the failure so to file would not, individually or in the aggregate, result in a Material Adverse Effect, and have paid all taxes (including, without limitation, any estimated taxes) required to be paid and any other assessment, fine or penalty, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, result in a Material Adverse Effect.

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(38)        Insurance. Parent and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and any fidelity or surety bonds insuring Parent or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; Parent and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by Parent, or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; none of Parent nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and none of Parent, nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not, individually or in the aggregate, result in a Material Adverse Effect.

(39)        Accounting and Disclosure Controls. Parent and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the first day of Parent’s earliest fiscal year for which audited financial statements are included in the General Disclosure Package and the Offering Memorandum, there has been (1) no material weakness or significant deficiency (as defined in Rule 1-02 of Regulation S-X of the Commission) in Parent’s internal control over financial reporting (whether or not remediated), which has not been disclosed to Parent’s auditors and the audit committee of the Board, and (2) no fraud, whether or not material, involving management or other employees who have a role in Parent’s internal control over financial reporting and, since the end of Parent’s earliest fiscal year for which audited financial statements are included in the General Disclosure Package and the Offering Memorandum, there has been no change in Parent’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, Parent’s internal control over financial reporting. Parent and its subsidiaries have established, maintained and periodically evaluate the effectiveness of “disclosure controls and procedures” (as defined in Rules 13a-15 and 15d-15 under the 1934 Act). Such disclosure controls and procedures are designed to ensure that information required to be disclosed by Parent in the reports that it will be required to file or submit under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to Parent’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

Parent’s independent public accountants and the audit committee of Parent’s board of directors have been advised of all material weaknesses, if any, and significant deficiencies (as defined in Rule 1-02 of Regulation S-X of the Commission), if any, in Parent’s internal control over financial reporting and of all fraud, if any, whether or not material, involving management or other employees who have a role in Parent’s internal controls, in each case that occurred or existed, or was first detected, at any time during the three most recent fiscal years covered by Parent’s audited financial statements included in the General Disclosure Package and the Offering Memorandum or at any time subsequent thereto.

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(40)        Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of Parent or any of Parent’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act with which any of them is required to comply, including Section 402 related to loans.

(41)        Margin Requirements. None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the 1934 Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

(42)        Absence of Manipulation. Neither the Company or any of the Guarantors nor any of their respective subsidiaries has taken and or will take, directly or indirectly, any action designed to or that would constitute or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(43)        Statistical and Market-Related Data. Any statistical, demographic, market-related and similar data included in the General Disclosure Package or the Offering Memorandum are based on or derived from sources that the Company believes to be reliable and accurate and accurately reflect the materials upon which such data is based or from which it was derived, and the Company has delivered true, complete and correct copies of such materials to the Representative.

(44)        Foreign Corrupt Practices Act. Neither Parent nor any of its subsidiaries nor, to the knowledge of Parent or any of its subsidiaries, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of Parent or any of its subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation by any such person of the FCPA or any other anti-bribery or anti-corruption law, including, without limitation, any offer, payment, promise to pay, or authorization of the payment of any money or other property, gift, promise to give or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or any other anti-bribery or anti-corruption law or (iii) has made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. Parent and its subsidiaries, and, to the knowledge of Parent and its subsidiaries, its and their other affiliates have conducted their businesses in compliance with the FCPA or any other anti-bribery or anti-corruption law and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

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(45)        Money Laundering Laws. The operations of Parent and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Parent or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of Parent or any of its subsidiaries, threatened.

(46)        OFAC. None of Parent or any of its subsidiaries nor, to the knowledge of Parent or any of its subsidiaries, any director, officer, agent, employee, affiliate or other person acting on behalf of Parent or any of its subsidiaries, is currently subject to any Sanctions administered or enforced by the U.S. government (including, without limitation, by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is Parent or any of the subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan and Syria) (each, a “Sanctioned Country”)). None of Parent or any of its subsidiaries will directly or indirectly use any of the proceeds from the sale of Securities by the Company in the offering contemplated by this Agreement, or lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture, partner or other person or entity, for the purpose of financing the activities of any person, or in any country or territory, that, at the time of such funding or facilitating, is the subject of Sanctions administered by OFAC or in any other manner that will result in a violation by any person participating in the offering (whether as an Initial Purchaser or otherwise) of Sanctions.

(47)        ERISA Compliance. None of the following events has occurred or exists: (A) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of ERISA with respect to a Plan determined without regard to any waiver of such obligations or extension of any amortization period; (B) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal, state or foreign governmental or regulatory agency with respect to the employment or compensation of employees by Parent or any of its subsidiaries that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or (C) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by Parent or any of its subsidiaries that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of Parent and its subsidiaries compared to the amount of such contributions made in the Company’s most recently completed fiscal year; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of Parent and its subsidiaries compared to the amount of such obligations in Parent’s most recently completed fiscal year; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of Parent or any of its subsidiaries related to its or their employment that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. For purposes of this paragraph and the definition of ERISA, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) with respect to which Parent or any of its subsidiaries may have any liability.

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(48)        Changes in Management. Except as disclosed in the General Disclosure Package and the Offering Memorandum, none of the persons who were officers or directors of Parent as of the date of the Preliminary Offering Memorandum has given oral or written notice to Parent or any of its subsidiaries of his or her resignation (or otherwise indicated to Parent or any of its subsidiaries an intention to resign within the next 6 months), nor has any such officer or director been terminated by Parent or otherwise removed from his or her office or from the board of directors, as the case may be (including, without limitation, any such termination or removal which is to be effective as of a future date) nor is any such termination or removal under consideration by Parent or its board of directors.

(49)        No Restrictions on Dividends. No wholly-owned subsidiary of Parent is a party to or otherwise bound by any instrument or agreement that limits or prohibits or could limit or prohibit, directly or indirectly, any subsidiary of the Company from paying any dividends or making any other distributions on its capital stock, limited or general partnership interests, limited liability company interests, or other equity interests, as the case may be, or from repaying any loans or advances from, or (except for instruments or agreements that by their express terms prohibit the transfer or assignment thereof or of any rights thereunder) transferring any of its properties or assets to, Parent or any other subsidiary, in each case except as described in the General Disclosure Package and the Offering Memorandum.

(50)        Brokers. There is not a broker, finder or other party that is entitled to receive from Parent or any of its subsidiaries any brokerage or finder’s fee or other fee or commission as a result of any of the transactions contemplated by this Agreement, except for underwriting discounts and commissions payable to the Initial Purchasers in connection with the sale of the Securities pursuant to this Agreement.

(b)          Certificates. Any certificate signed by any officer of Parent, or any of its subsidiaries (whether signed on behalf of such officer, Parent, or such subsidiary) and delivered to the Representative or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters covered thereby.

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SECTION 2. Sale and Delivery to Initial Purchasers; Closing; Agreements to Sell, Purchase and Resell

(a)          The Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each of the Guarantors agree to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company and each of the Guarantors, the aggregate principal amount of Securities set forth opposite such Initial Purchaser’s name in Exhibit A hereto plus any additional principal amount of Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 10 hereof, in each case at a price equal to 98.50% of the principal amount thereof.

(b)          Payment. Payment of the purchase price for, and delivery of, the Securities shall be made at the offices of Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York, 10005, or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 A.M. (New York City time) on April 10, 2015 (unless postponed in accordance with the provisions of Section 10), or such other time not later than five business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called the “Closing Date”).

Payment shall be made to the Company by wire transfer of immediately available funds to a single bank account designated by the Company against delivery to the Representative for the respective accounts of the Initial Purchasers of the Securities to be purchased by them. It is understood that each Initial Purchaser has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. Wells Fargo, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Initial Purchaser whose funds have not been received by the Closing Date, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

(c)          Delivery of Securities. The Company shall make one or more global certificates (collectively, the “Global Securities”) representing the Securities available for inspection by the Representative not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date and, on or prior to the Closing Date, the Company shall deliver the Global Securities to DTC or to the Trustee, acting as custodian for DTC, as applicable. Delivery of the Securities to the Initial Purchasers on the Closing Date shall be made through the facilities of DTC unless the Representative shall otherwise instruct.

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(d)          Representations of the Initial Purchasers. Each of the Initial Purchasers, severally and not jointly hereby represents and warrants to the Company that it intends to offer the Securities for sale upon the terms and conditions set forth in this Agreement and in the General Disclosure Package. Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to, and agrees with, the Company, on the basis of the representations, warranties and agreements of the Company and the Guarantors, that such Initial Purchaser: (i) is a QIB; (ii) in connection with the Exempt Resales, will solicit offers to buy the Securities only from, and will offer to sell the Securities only to, the Eligible Purchasers; and (iii) will not offer or sell the Securities, nor has it offered or sold the Securities by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) and will not engage in any directed selling efforts within the meaning of Rule 902 under the 1933 Act, in connection with the offering of the Securities. The Initial Purchasers have advised the Company that they will offer the Securities to Eligible Purchasers at a price initially equal to 100% of the principal amount thereof, plus accrued interest, if any, from April 10, 2015. Such price may be changed by the Initial Purchasers at any time without notice. Each of the Initial Purchasers understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to this Agreement, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Initial Purchasers hereby consent to such reliance.

SECTION 3. Covenants of the Company and the Guarantors. The Company and the Guarantors, jointly and severally, covenant and agree with each Initial Purchaser as follows:

(a)          Securities Law Compliance. The Company will (i) advise each Initial Purchaser promptly after obtaining knowledge (and, if requested by any Initial Purchaser, confirm such advice in writing) of (A) the issuance by any U.S. or non-U.S. federal or state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any U.S. or non-U.S. federal or state securities commission or other regulatory authority, or (B) the happening of any event that makes any statement of a material fact made in the General Disclosure Package, any Issuer Free Writing Document or the Offering Memorandum, untrue or that requires the making of any additions to or changes in the General Disclosure Package, any Issuer Free Writing Document or the Offering Memorandum, to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Securities under any securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions and (iii) if, at any time, any U.S. or non-U.S. federal or state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Securities under any such laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b)          Amendments. The Company will give the Representative notice of its intention to prepare any amendment, supplement or revision to the Preliminary Offering Memorandum, the Offering Memorandum or any Issuer Free Writing Document, and the Company will furnish the Representative with copies of any such documents within a reasonable amount of time prior to such proposed use, and will not use any such document to which the Representative or counsel for the Initial Purchasers shall object. The Company will give the Representative notice of any filings made pursuant to the 1934 Act or the 1934 Act Regulations within 48 hours prior to the Applicable Time. The Company will give the Representative notice of its intention to make any such filing from and after the Applicable Time through the Closing Date (or, if later, through the completion of the distribution of the Securities by the Initial Purchasers to Eligible Purchasers) and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Initial Purchasers shall object.

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(c)          Delivery of Disclosure Documents to the Representative. The Company will, without charge, deliver to the Representative and counsel for the Initial Purchasers such number of copies of the Preliminary Offering Memorandum, the Pricing Term Sheet and the Offering Memorandum and any amendment or supplement to any of the foregoing as they reasonably request.

(d)          Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated by this Agreement, the General Disclosure Package and the Offering Memorandum. If at any time prior to the completion of the distribution of the Securities by the Initial Purchasers to Eligible Purchasers, any event shall occur or condition shall exist as a result of which it is necessary (or if the Representative or counsel for the Initial Purchasers shall notify the Company that, in their judgment, it is necessary) to amend or supplement the General Disclosure Package or the Offering Memorandum so that the General Disclosure Package or the Offering Memorandum, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, not misleading or if it is necessary (or, if the Representative or counsel for the Initial Purchasers shall notify the Company that, in their judgment, it is necessary) to amend or supplement the General Disclosure Package or the Offering Memorandum in order to comply with applicable securities laws, the Company will promptly notify the Representative of such event or condition and of its intention to prepare such amendment or supplement (or, if the Representative or counsel for the Initial Purchasers shall have notified the Company as aforesaid, the Company will promptly notify the Representative of its intention to prepare such amendment or supplement) and will promptly prepare, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission or to comply with applicable securities laws, and the Company will furnish to the Initial Purchasers such number of copies of such amendment or supplement as the Initial Purchasers may reasonably request. If at any time an event shall occur or condition shall exist as a result of which it is necessary (or if the Representative or counsel for the Initial Purchasers shall notify the Company that, in their judgment, it is necessary) to amend or supplement any Issuer Free Writing Document so that it will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, not misleading, or if it is necessary (or, if the Representative or counsel for the Initial Purchasers shall notify the Company that, in their judgment, it is necessary) to amend or supplement such Issuer Free Writing Document in order to comply with applicable securities laws, the Company will promptly notify the Representative of such event or condition and of its intention to prepare such amendment or supplement (or, if the Representative or counsel for the Initial Purchasers shall have notified the Company as aforesaid, the Company will promptly notify the Representative of its intention to prepare such amendment or supplement) and will promptly prepare and, subject to Section 3(b) hereof, distribute such amendment or supplement as may be necessary to eliminate or correct such conflict, untrue statement or omission or to comply with such requirements, and the Company will furnish to the Initial Purchasers such number of copies of such amendment or supplement as the Initial Purchasers may reasonably request.

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(e)          Use of Offering Materials. The Company and each of the Guarantors consent to the use of the General Disclosure Package and the Offering Memorandum in accordance with the securities or “Blue Sky” laws of the jurisdictions in which the Securities are offered by the Initial Purchasers and by all dealers to whom Securities may be sold, in connection with the offering and sale of the Securities.

(f)          “Blue Sky” and Other Qualifications. The Company will use its reasonable best efforts, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale, or to obtain an exemption for the Securities to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Securities (but in no event for a period of not less than one year from the date of this Agreement); provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified or exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Securities (but in no event for a period of not less than one year from the date of this Agreement).

(g)          Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Preliminary Offering Memorandum and the Offering Memorandum under “Use of Proceeds.”

(h)          Restriction on Sale of Securities. From and including the date of this Agreement through and including the 90th day after the date of this Agreement, the Company and the Guarantors will not, without the prior written consent of Wells Fargo, directly or indirectly issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option or right to sell or otherwise transfer or dispose of any debt securities of or guaranteed by the Company or any Guarantor (other than the Securities issued under this Agreement) or any securities convertible into or exercisable or exchangeable for any debt securities of or guaranteed by the Company.

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(i)          Rule 144A Information. So long as any of the Securities are outstanding, the Company and the Guarantors will, furnish at their expense to the Initial Purchasers, and, upon request, to the holders of the Securities and prospective purchasers of the Securities the information required by Rule 144A(d)(4) under the 1933 Act (if any).

(j)          Preparation of the Offering Memorandum. Immediately following the execution of this Agreement, the Company will, subject to Section 3(b) hereof, prepare the Offering Memorandum, which shall contain the public offering price and terms of the Securities, the plan of distribution thereof and such other information as the Representative and the Company may deem appropriate.

(k)          DTC. The Company will use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through DTC.

(l)          No Stabilization. The Company, the Guarantors and their respective affiliates (as defined in Rule 144 under the 1933 Act) will not take, directly or indirectly, any action designed to or that has constituted or that reasonably could be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Guarantors in connection with the offering of the Securities.

(m)          No Affiliate Resales. During the period of one year after the Closing Date, the Company and the Guarantors will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the 1933 Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Company, the Guarantors or any of their respective affiliates and resold in a transaction registered under the 1933 Act.

(n)          No Integration. The Company will not, and will ensure that no affiliate of the Company will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the 1933 Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the 1933 Act of the sale to the Initial Purchasers or to the Eligible Purchasers of the Securities.

(o)          No General Solicitation or Directed Selling Efforts. The Company will not, and will ensure that no affiliate of the Company will, solicit offers for, or offer or sell the Securities, nor has it offered or sold the Securities by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) and will not engage in any directed selling efforts within the meaning of Rule 902 under the 1933 Act, in connection with the offering of the Securities.

(p)          Transaction Documents. The Company and the Guarantors will do and perform all things required or necessary to be done and performed under the Transaction Documents by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers’ obligations hereunder to purchase the Securities.

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SECTION 4. Payment of Expenses.

(a)          Expenses. The Company and the Guarantors, jointly and severally, agree to pay all expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation and printing of the Preliminary Offering Memorandum, the General Disclosure Package and the Offering Memorandum and each amendment thereto (in each case including exhibits) and any costs associated with electronic delivery of any of the foregoing, (ii) the word processing and delivery to the Initial Purchasers of each of the Transaction Documents and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities and the issuance and delivery of the Securities to the Initial Purchasers, including any issue or other transfer taxes and any stamp or other taxes or duties payable in connection with the sale, issuance or delivery of the Securities to the Initial Purchasers, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company and the Guarantors, (v) the qualification or exemption of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplements thereto and the reasonable fees and disbursements of special Canadian counsel for the Initial Purchasers in connection with the preparation of any Canadian “wrapper”, (vi) the preparation, printing and delivery to the Initial Purchasers of copies of the Preliminary Offering Memorandum, the General Disclosure Package, the Offering Memorandum, and any Issuer Free Writing Documents and any amendments or supplements to any of the foregoing and any costs associated with electronic delivery of any of the foregoing, (vii) the preparation, printing and delivery to the Initial Purchasers of copies of the Blue Sky Survey and any Canadian “wrapper” and any supplements thereto and any costs associated with electronic delivery of any of the foregoing, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Transaction Documents, (ix) all fees charged by any rating agencies for rating the Securities and all expenses and application fees incurred in connection with the approval of the Securities for clearance, settlement and book-entry transfer through DTC, and (x) all reasonable and documented travel expenses (including expenses related to any chartered aircraft) of each Initial Purchaser and the Company and any of its officers, directors, counsel or other representatives and any other expenses of each Initial Purchaser and the Company in connection with attending or hosting presentations or meetings with prospective purchasers of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics and the production and hosting of any electronic road shows; provided, that except as expressly provided in this Section 4(a) and Section 4(b), the Initial Purchasers shall pay their own costs and expenses, including the costs and expenses of their counsel.

(b)          Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5, Section 9(a)(i), Section 9(a)(iii)(A), or Section 9(a)(v), the Company and the Guarantors, jointly and severally, will reimburse the Initial Purchasers for all of their out-of-pocket expenses, reasonably incurred in connection with the proposed purchase and the offering and sale of the Securities, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

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SECTION 5. Conditions of Initial Purchasers’ Obligations. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company and the Guarantors contained in this Agreement, or in certificates signed by any officer of the Company, any Guarantor or any subsidiary of Parent (whether signed on behalf of such officer, Parent or such subsidiary) delivered to the Representative or counsel for the Initial Purchasers, to the performance by the Company and the Guarantors of their respective covenants and other obligations hereunder, and to the following further conditions:

(a)          Opinion of Counsel for Company and the Guarantors. At the Closing Date, the Representative shall have received the favorable opinion, dated as of the Closing Date, of (x) Holland & Knight LLP, counsel for the Company and the Guarantors (“Company Counsel”), to the effect set forth in Exhibit F-1 hereto, and to such further effect as the Representative may reasonably request, (y) Goodsill Anderson Quinn & Stifel, special Hawaii counsel for the Company and the Guarantors, to the effect set forth in Exhibit F-2 hereto, and (z) Buchanan Ingersoll & Rooney PC, special North Carolina counsel to the Company and the Guarantors, to the effect set forth in Exhibit F-3 hereto, in any case, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such opinion for each of the other Initial Purchasers.

(b)          Opinion of Counsel for Initial Purchasers. At the Closing Date, the Representative shall have received the favorable letter, dated as of the Closing Date, of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, with respect to the Securities to be sold by the Company pursuant to this Agreement, the Indenture, the General Disclosure Package and the Offering Memorandum, and any amendments or supplements thereto and such other matters as the Representative may reasonably request.

(c)          Officers’ Certificate. At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the General Disclosure Package and the Offering Memorandum (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or other), results of operations, business, properties, management or prospects of Parent and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business. At the Closing Date, the Representative shall have received a certificate, signed on behalf of the Company and each Guarantor by the President or the Chief Executive Officer of Parent and the Company and the Chief Financial Officer or Chief Accounting Officer of Parent and the Company, dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company and the Guarantors in this Agreement are true and correct at and as of the Closing Date with the same force and effect as though expressly made at and as of the Closing Date (except to the extent any such representation and warranty expressly relates to an earlier date (in which case on and as of such earlier date)) and (iii) the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement.

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(d)          CFO Certificate. At the time of the execution of this Agreement, the Representative shall have received a certificate, dated the date hereof (with respect to certain financial information contained in the General Disclosure Package) and, at the Closing Date, the Representative shall have received a certificate, dated the Closing Date (with respect to certain financial information contained in the General Disclosure Package and the Offering Memorandum), of the Chief Financial Officer of the Company as to the accuracy of such certain financial information contained in the General Disclosure Package and the Offering Memorandum, as applicable, in form and substance reasonably satisfactory to the Representative.

(e)          Ernst & Young LLP Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from Ernst & Young LLP a letter, dated the date of this Agreement and in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements and certain financial information of Parent contained in the General Disclosure Package, any Issuer Free Writing Documents (other than any electronic road show) and the Offering Memorandum and any amendments or supplements to any of the foregoing.

(f)          Bring-down Comfort Letter. At the Closing Date, the Representative shall have received from Ernst & Young LLP a letter, dated as of the Closing Date and in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.

(g)          No Downgrade. There shall not have occurred, on or after the date of this Agreement, any downgrading in the rating of any debt securities of or guaranteed by Parent, any preferred stock of Parent or any debt securities, preferred stock or trust preferred securities of any subsidiary or subsidiary trust of Parent by any “nationally recognized statistical rating organization” (as defined by the Commission in Section 3(a)(62) of the 1934 Act) or any public announcement that any such organization has placed its rating on Parent or any such debt securities, preferred stock or other securities under surveillance or review or on a so-called “watch list” (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement by any such organization that Parent or any such debt securities, preferred stock or other securities has been placed on negative outlook.

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(h)          The Indenture. The Company and each Guarantor shall have executed and delivered the Indenture, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received executed copies thereof.

(i)          The Registration Rights Agreement. The Company and each Guarantors shall have executed and delivered the Registration Rights Agreement, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received such executed counterparts.

(j)          The Securities. The Company shall have executed and delivered the Securities, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received executed copies thereof.

(k)          Additional Documents. At the Closing Date, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement, or as the Representative or counsel for the Initial Purchasers may otherwise reasonably request; and all proceedings taken by the Company or any Guarantor in connection with the issuance and sale of the Securities as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representative.

(l)          Termination of Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company and the Guarantors at any time on or prior to the Closing Date and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 6, 7, 8, 11, 12, 13, 14, 15, 17, 18, 19 and 20 hereof shall survive any such termination of this Agreement and remain in full force and effect.

SECTION 6. Indemnification.

(a)          Indemnification by the Company and the Guarantors. The Company and each Guarantor agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its affiliates, and its and their officers, directors, employees, agents, partners and members and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)          against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact in the Preliminary Offering Memorandum, any Issuer Free Writing Document, the General Disclosure Package or the Offering Memorandum (or any amendment or supplement to any of the foregoing), or in any materials, presentations or information provided to investors by, or with the approval in writing of, the Company or any Guarantor in connection with the marketing of the offering of the Securities, including any road show or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

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(ii)         against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of, or pursuant to a judgment or other disposition in, any litigation, or any investigation or proceeding by any governmental or self-regulatory agency or body, commenced or threatened, or of any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company and the Guarantors; and

(iii)        against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental or self-regulatory agency or body, commenced or threatened, or any claim whatsoever arising out of or based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of or based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information about any Initial Purchaser furnished to the Company or any Guarantor by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any Issuer Free Writing Document, the General Disclosure Package or the Offering Memorandum (or in any amendment or supplement to any of the foregoing), it being understood and agreed that the only such information furnished by the Initial Purchasers as aforesaid consists of the information described as such in Section 6(b) hereof.

(b)          Indemnification by the Initial Purchasers. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, their respective directors and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Preliminary Offering Memorandum, any Issuer Free Writing Document or the Offering Memorandum (or any amendment or supplement to any of the foregoing), in reliance upon and in conformity with written information relating to such Initial Purchaser furnished to the Company or any Guarantor by such Initial Purchaser through the Representative expressly for use therein. The Company and the Guarantors hereby acknowledge and agree that the information furnished to the Company and any Guarantor by the Initial Purchasers through the Representative expressly for use in the Preliminary Offering Memorandum, any Issuer Free Writing Document or the Offering Memorandum (or any amendment or supplement to any of the foregoing), consists exclusively of the following information appearing under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Offering Memorandum: the information in the second sentence of the second paragraph, the fourth paragraph, and the third and fourth sentences of the seventh paragraph under such caption (but only insofar as such information concerns the Initial Purchasers).

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(c)          Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder; provided, however, that the failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 6 or otherwise. Counsel to the indemnified parties shall be selected as follows: counsel to the Initial Purchasers and the other indemnified parties referred to in Section 6(a) above shall be selected by Wells Fargo; and counsel to the Company and the Guarantors, their respective directors, each of their respective officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Company and the Guarantors. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Initial Purchasers and the other indemnified parties referred to in Section 6(a) above; and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Company and the Guarantors, their respective directors and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)          Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 6, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

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SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Guarantors and the total underwriting discounts and commissions received by the Initial Purchasers, in each case as determined pursuant to this Agreement, bear to the aggregate initial offering price of the Securities as set forth on the cover of the Offering Memorandum.

The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or by the Initial Purchasers on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total underwriting discounts, commissions and other compensation received by such Initial Purchaser from the sale to Eligible Purchasers of the Securities initially purchased by it exceed the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

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No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each affiliate, officer, director, employee, partner and member of each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company and of each Guarantor, each officer of the Company and of each Guarantor, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and the Guarantors. The Initial Purchasers’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Securities set forth opposite their respective names in Exhibit A hereto and not joint.

SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates signed by any officer of the Company or any of its subsidiaries (whether signed on behalf of such officer, the Company, or such subsidiary) and delivered to the Representative or counsel to the Initial Purchasers, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, its affiliates and any of its or their officers, directors, employees, partners, members or agents or any person controlling any Initial Purchaser, or by or on behalf of the Company, any Guarantor, any officer, director or employee of the Company or any Guarantor or any person controlling the Company or any Guarantor, and shall survive delivery of and payment for the Securities.

SECTION 9. Termination of Agreement.

(a)          Termination; General. The Representative may terminate this Agreement, by notice to the Company and the Guarantors, at any time on or prior to the Closing Date (i) if there has been, at any time on or after the date of this Agreement or since the respective dates as of which information is given in the General Disclosure Package or the Offering Memorandum (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or other), results of operations, business, properties, management or prospects of Parent and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any declaration of a national emergency or war by the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions (including, without limitation, as a result of terrorist activities), in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities or to enforce contracts for the sale of the Securities, or (iii) (A) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq Global Market, or (B) if trading generally on the NYSE, the Nasdaq Global Select Market or the Nasdaq Global Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission or any other governmental authority, or (C) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (iv) if a banking moratorium has been declared by either Federal or New York authorities or (v) if there shall have occurred, on or after the date of this Agreement, any downgrading in the rating of any debt securities of or guaranteed by Parent or any of its subsidiaries, any preferred stock of Parent or any of its subsidiaries or any debt securities, preferred stock or trust preferred securities of any subsidiary or subsidiary trust of Parent by any “nationally recognized statistical rating organization” (as defined by the Commission in Section 3(a)(62) of the 1934 Act) or any public announcement that any such organization has placed its rating on Parent or any of its subsidiaries or any such debt securities, preferred stock or other securities under surveillance or review or on a so-called “watch list” (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement by any such organization that Parent or any of its subsidiaries or any such debt securities, preferred stock or other securities has been placed on negative outlook.

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(b)          Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and except that Sections 1, 6, 7, 8, 11, 12, 13, 14, 15, 17, 18, 19 and 20 hereof shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Initial Purchasers. (a) If one or more of the Initial Purchasers shall fail at the Closing Date to purchase the aggregate principal amount of Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other purchaser, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(i)          if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Securities, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount of such Defaulted Securities in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Initial Purchasers; or

(ii)          if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of Securities, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

No action taken pursuant to this Section 10 shall relieve any defaulting Initial Purchaser from liability in respect of its default.

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In the event of any such default which does not result in a termination of this Agreement, the Representative shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the General Disclosure Package or Offering Memorandum or in any other documents or arrangements. As used herein, the term “Initial Purchaser” includes any person substituted for an Initial Purchaser under this Section 10.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing, shall be effective only upon receipt and shall be mailed, delivered by hand or overnight courier, or transmitted by fax (with the receipt of any such fax to be confirmed by telephone). Notices to the Initial Purchasers shall be directed to the Representative at Wells Fargo Securities, LLC, 550 S. Tryon Street, 5th Floor, Charlotte, North Carolina 28202, Attention: High Yield Syndicate, fax no. (704) 410-4874 (with such fax to be confirmed by telephone to (704) 383-0550); and notices to the Company or any Guarantor shall be directed to it at Interval Leisure Group, Inc., 6262 Sunset Drive, Miami, Florida 33143, Attention: Victoria Kincke, fax no. (305) 667-2072 (with such fax to be confirmed by telephone to (305) 925-7067).

SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers and, the Company, the Guarantors and their respective successors and the controlling persons and other indemnified parties referred to in Sections 6 and 7 and their successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers, the Company, the Guarantors and their respective successors, and said controlling persons and other indemnified parties and their successors, heirs and legal representatives, and for the benefit of no other person or entity. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 14. Effect of Headings. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 15. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

“Applicable Time” means 12:35 p.m. (New York City time) on April 2, 2015 or such other time as agreed by the Company, the Guarantors and the Representative.

“Common Stock” means the Parent’s common stock, par value $0.01 per share.

“Commission” means the Securities and Exchange Commission.

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“Company Documents” means all contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, swap agreements, leases or other instruments or agreements to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries is bound or to which any of the property or assets of Parent or any of its subsidiaries is subject.

“DTC” means The Depository Trust Company.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“GAAP” means generally accepted accounting principles in the United States.

“Lien” means any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

“NYSE” means the New York Stock Exchange.

“OFAC” means the Office of Foreign Assets Control of the U.S. Treasury Department.

“Organizational Documents” means (a) in the case of a corporation, its charter and by-laws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (e) in the case of any other entity, the organizational and governing documents of such entity.

“Repayment Event” means any event or condition which, either immediately or with notice or passage of time or both, (i) gives the holder of any bond, note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by Parent or any subsidiary of Parent, or (ii) gives any counterparty (or any person acting on such counterparty’s behalf) under any swap agreement, hedging agreement or similar agreement or instrument to which Parent or any subsidiary of Parent is a party the right to liquidate or accelerate the payment obligations or designate an early termination date under such agreement or instrument, as the case may be.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof.

“Termination Event” means any event or condition which gives any person the right, either immediately or with notice or passage of time or both, to terminate or limit (in whole or in part) any Company Documents or any rights of Parent, or any of its subsidiaries thereunder, including, without limitation, upon the occurrence of a change of control of the Company or any Guarantor or other similar events.

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“Transaction Documents” means this Agreement, the Indenture, the Registration Rights Agreement, the Securities, the Guarantees, the Exchange Notes and the Exchange Guarantees collectively.

“1933 Act” means the Securities Act of 1933, as amended.

“1933 Act Regulations” means the rules and regulations of the Commission under the 1933 Act.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1934 Act Regulations” means the rules and regulations of the Commission under the 1934 Act.

“1939 Act” means the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended.

All references in this Agreement to the Preliminary Offering Memorandum and the Offering Memorandum, any Issuer Free Writing Document or any amendment or supplement to any of the foregoing shall be deemed to include all versions thereof delivered (physically or electronically) to the Representative or the Initial Purchasers.

SECTION 16. Permitted Free Writing Documents. The Company and each Guarantor represents, warrants and agrees that it has not made and, unless it obtains the prior written consent of the Representative, it will not make, and each Initial Purchaser, severally and not jointly, represents, warrants and agrees that it has not made and, unless it obtains the prior written consent of the Company, the Guarantors and the Representative, it will not make, any offer relating to the Securities that (if the offering of the Securities was made pursuant to a registered offering under the 1933 Act) would constitute an “Issuer Free Writing Prospectus” (as defined in Rule 433 under the 1933 Act) (any such document, together with any electronic road show, a “Issuer Free Writing Document”) or that would constitute a “free writing prospectus” (as defined in Rule 405 under the 1933 Act) which would be required to be filed with the Commission in connection with an offering registered under the 1933 Act, in the case of any Initial Purchasers; provided that the prior written consent of the Company, the Guarantors and the Representative shall be deemed to have been given in respect of the Issuer Free Writing Documents, if any, listed on Exhibit E hereto.

SECTION 17. Absence of Fiduciary Relationship. The Company and each Guarantor acknowledge and agree that:

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(a)          each of the Initial Purchasers is acting solely as an initial purchaser in connection with the sale of the Securities and no fiduciary, advisory or agency relationship between the Company and any Guarantor, on the one hand, and any of the Initial Purchasers, on the other hand, has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not any of the Initial Purchasers has advised or is advising the Company or any Guarantor on other matters (it being understood that in any event that no Initial Purchaser shall be deemed to have provided legal, accounting or tax advice to the Company, any Guarantor or any of their respective subsidiaries);

(b)          the offering price of the Securities and the price to be paid by the Initial Purchasers for the Securities set forth in this Agreement were established by the Company and the Guarantors following discussions and arms-length negotiations with the Representative;

(c)          they are capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d)          they are aware that the Initial Purchasers and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Guarantors and that none of the Initial Purchasers has any obligation to disclose such interests and transactions to the Company or the Guarantors by virtue of any fiduciary, advisory or agency relationship or otherwise;

(e)          the Company and the Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate; and

(f)          they waive, to the fullest extent permitted by law, any claims they may have against any of the Initial Purchasers for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that none of the Initial Purchasers shall have any liability (whether direct or indirect, in contract, tort or otherwise) to them in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on their behalf or in right of them or the Company, the Guarantors or any stockholders, employees or creditors of Company or any Guarantor.

SECTION 18. Research Analyst Independence and Other Activities of the Initial Purchasers. The Company and the Guarantors acknowledge that the Initial Purchasers’ research analysts and research departments are required to be separate from, and not influenced by, their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Initial Purchasers’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company or the Guarantors and/or the offering that differ from the views of their respective investment banking divisions. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by applicable law, any claims that the Company or the Guarantors may have against the Initial Purchasers arising from the fact that the views expressed by their research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Guarantors by such Initial Purchasers’ investment banking divisions. The Company and the Guarantors also acknowledge that each of the Initial Purchasers is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers, may make recommendations and provide other advice, and may hold long or short positions in debt or equity securities of, or derivative products related to, the companies that may be the subject of the transactions contemplated by this Agreement and the Company and the Guarantors hereby waive and release, to the fullest extent permitted by applicable law, any claims that the Company or the Guarantors may have against the Initial Purchasers with respect to any such other activities.

34

SECTION 19. Waiver of Jury Trial. The Company, the Guarantors and each of the Initial Purchasers hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 20. Consent to Jurisdiction. The Company and the Guarantors hereby submit to the exclusive jurisdiction of any U.S. federal or state court located in the Borough of Manhattan, the City and County of New York in any action, suit or proceeding arising out of or relating to or based upon this Agreement or any of the transactions contemplated hereby, and the Company and the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding in any such court arising out of or relating to this Agreement or the transactions contemplated hereby and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding has been brought in an inconvenient forum. Each party agrees that any service of process or other legal summons in connection with any proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement may be served on it by mailing a copy thereof by registered mail, or a form of mail substantially equivalent thereto, postage prepaid, addressed to the served party at its address as provided in Section 11 hereof. Nothing in this Section shall affect the right of the parties to serve process in any other manner permitted by law.

SECTION 21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile, email or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

35

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Guarantors a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers, the Company and the Guarantors in accordance with its terms.

Very truly yours,

Interval Acquisition Corp.

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President and Chief Operating Officer

INTERVAL LEISURE GROUP, INC.

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President and Chief Operating Officer

[Signature Page to the Purchase Agreement]

AHR HOSPITALITY PARTNERS, INC.

AQUA HOSPITALITY LLC

AQUA HOTELS AND RESORTS, INC.

CDP GP, INC.

CERROMAR DEVELOPMENT PARTNERS GP, INC.

GRAND ASPEN HOLDINGS, LLC

GRAND ASPEN LODGING, LLC

HT-HIGHLANDS, INC.

HTS-BC, L.L.C.

HTS-BEACH HOUSE, INC.

HTS-BEACH HOUSE PARTNER, L.L.C.

HTS COCONUT POINT, INC.

HTS-GROUND LAKE TAHOE, INC.

HTS-KEY WEST, INC.

HTS-KW, INC.

HTS-LAKE TAHOE, INC.

HTS-LOAN SERVICING, INC.

HTS-MAIN STREET STATION, INC.

HTS-MAUI, L.L.C.

HTS-SAN ANTONIO, L.L.C.

HTS-SEDONA, INC.

HTS-SUNSET HARBOR PARTNER, L.L.C.

HTS-WINDWARD POINTE PARTNER, L.L.C.

HV GLOBAL GROUP, INC.

HV GLOBAL MANAGEMENT CORPORATION

HV GLOBAL MARKETING CORPORATION

INTERVAL HOLDINGS, INC.

INTERVAL INTERNATIONAL, INC.

INTERVAL RESORT & FINANCIAL SERVICES, INC.

OWNERS’ RESORTS AND EXCHANGE, INC.

S.O.I. ACQUISITION CORP.

VACATION OWNERSHIP LENDING GP, INC.

VACATION RESORTS INTERNATIONAL

VOL GP, INC.

WINDWARD POINTE II, L.L.C.

WORLDWIDE VACATION & TRAVEL, INC.

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

[Signature Page to the Purchase Agreement]

IIC HOLDINGS, INCORPORATED

ILG INTERNATIONAL HOLDINGS, INC.

INTERVAL SOFTWARE SERVICES, LLC

MANAGEMENT ACQUISITION HOLDINGS, LLC

RESORT SALES SERVICES, INC.

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: President

ILG MANAGEMENT, LLC

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Manager

AQUA HOTELS & RESORTS, LLC

DIAMOND HEAD MANAGEMENT, LLC

HOTEL MANAGEMENT SERVICES, LLC

KAI MANAGEMENT SERVICES LLC

By: Aqua Hospitality LLC, as manager

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

AQUA HOTELS AND RESORTS OPERATOR LLC

AQUA LUANA OPERATOR LLC

By: Aqua Hospitality LLC, as managing member

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

[Signature Page to the Purchase Agreement]

ASTON HOTELS & RESORTS, LLC

ASTON HOTELS & RESORTS FLORIDA, LLC

MAUI CONDO AND HOME, LLC

RQI HOLDINGS, LLC

By:	/s/ Victoria J. Kincke
Name: Victoria J. Kincke
Title: Manager

BEACH HOUSE DEVELOPMENT PARTNERSHIP

By: HTS-Beach House, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

CDP INVESTORS L.P.

By: CDP GP, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

CERROMAR DEVELOPMENT PARTNERS, L.P., S.E.

By: Cerromar Development Partners GP, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

HIGHLANDS INN INVESTORS II, L.P.

By: HT-Highlands, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President
[Signature Page to the Purchase Agreement]

HTS-SAN ANTONIO, L.P.

By: HTS-San Antonio, Inc., as general partner

By	/s/ Victoria J. Kincke
Name: Victoria J. Kincke
Title: Senior Vice President and Secretary

HTS-SAN ANTONIO, INC.

HTS-WILD OAK RANCH BEVERAGE, LLC

MERIDIAN FINANCIAL SERVICES, INC.

TRADING PLACES INTERNATIONAL, LLC

By	/s/ Victoria J. Kincke
Name: Victoria J. Kincke
Title: Senior Vice President and Secretary

HVC-HIGHLANDS, L.L.C.

By: HT-Highlands, Inc., as general partner of Highlands Inn Investors II, L.P., the sole member

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

KEY WESTER LIMITED

By: HTS-KW, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

MERAGON FINANCIAL SERVICES, INC.

By	/s/ Gregory B. Sheperd
Name: Gregory B. Sheperd
Title: President
[Signature Page to the Purchase Agreement]

PARADISE VACATION ADVENTURES, LLC

By: Trading Places International, LLC, as sole member

By	/s/ Victoria J. Kincke
Name: Victoria J. Kincke
Title: Senior Vice President and Secretary

REP HOLDINGS, LTD.

By	/s/ Victoria J. Kincke
Name: Victoria J. Kincke
Title: Secretary

RESORT MANAGEMENT FINANCE SERVICES, INC.

By	/s/ Michele Keusch
Name: Michele Keusch
Title: President

SUNSET HARBOR DEVELOPMENT PARTNERSHIP

By: HTS-Key West, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

VACATION OWNERSHIP LENDING L.P.

By: Vacation Ownership Lending GP, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

VOL INVESTORS, L.P.

By: VOL GP, Inc., as general partner

By	/s/ Jeanette E. Marbert
Name: Jeanette E. Marbert
Title: Executive Vice President

[Signature Page to the Purchase Agreement]

CONFIRMED AND ACCEPTED, as of the
date first above written:

WELLS FARGO SECURITIES, LLC

By	/s/ Nicholas J. Grocholski
Name: Nicholas Grocholski
Title: Vice President

For itself and as Representative of the Initial Purchasers named in Exhibit A hereto.

EXHIBIT A

Name of Initial Purchaser	Principal Amount of Securities

Wells Fargo Securities, LLC	$140,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$52,500,000
PNC Capital Markets LLC	$52,500,000
SunTrust Robinson Humphrey, Inc.	$52,500,000
Fifth Third Securities, Inc.	$17,500,000
J.P. Morgan Securities LLC	$17,500,000
Mitsubishi UFJ Securities (USA), Inc.	$17,500,000
Total	$350,000,000

A-1

EXHIBIT B

Subsidiary Guarantors

AHR Hospitality Partners, Inc.	Delaware

Aqua Hospitality LLC	Delaware

Aqua Hotels and Resorts, Inc.	Delaware

Aqua Hotels & Resorts, LLC	Hawaii

Aqua Hotels and Resorts Operator LLC	Delaware

Aqua Luana Operator LLC	Hawaii

Aston Hotels & Resorts, LLC	Hawaii

Aston Hotels & Resorts Florida, LLC	Florida

Beach House Development Partnership	Florida

CDP GP, Inc.	Delaware

CDP Investors, L.P.	Delaware

Cerromar Development Partners GP, Inc.	Delaware

Cerromar Development Partners, L.P., S.E.	Delaware

Diamond Head Management LLC	Hawaii

Grand Aspen Holdings, LLC	Delaware

Grand Aspen Lodging, LLC	Delaware

Highlands Inn Investors II, L.P.	Delaware

Hotel Management Services LLC	Hawaii

HT-Highlands, Inc.	Delaware

HTS-BC, L.L.C.	Delaware

HTS-Beach House, Inc.	Delaware

HTS-Beach House Partner, L.L.C.	Delaware

HTS-Coconut Point, Inc.	Delaware

HTS-Ground Lake Tahoe, Inc.	Delaware

HTS-Key West, Inc.	Delaware

HTS-KW, Inc.	Delaware

HTS-Lake Tahoe, Inc.	Delaware

HTS-Loan Servicing, Inc.	Delaware

HTS-Main Street Station, Inc.	Delaware

B-1

HTS-Maui, L.L.C.	Delaware

HTS-San Antonio, Inc.	Delaware

HTS-San Antonio, L.L.C.	Delaware

HTS-San Antonio, L.P.	Delaware

HTS-Sedona, Inc.	Delaware

HTS-Sunset Harbor Partner, L.L.C.	Delaware

HTS-Wild Oak Ranch Beverage, LLC	Texas

HTS-Windward Pointe Partner, L.L.C.	Delaware

HVC-Highlands, L.L.C.	Delaware

HV Global Group, Inc.	Delaware

HV Global Management Corporation	Delaware

HV Global Marketing Corporation	Florida

IIC Holdings, Incorporated	Delaware

ILG International Holdings, Inc.	Florida

ILG Management, LLC	Florida

Interval Holdings, Inc.	Delaware

Interval International, Inc.	Florida

Interval Resort & Financial Services, Inc.	Florida

Interval Software Services, LLC	Florida

Kai Management Services LLC	Hawaii

Key Wester Limited	Florida

Management Acquisition Holdings, LLC	Delaware

Maui Condo and Home, LLC	Hawaii

Meragon Financial Services, Inc.	North Carolina

Meridian Financial Services, Inc.	North Carolina

Owners' Resorts & Exchange, Inc.	Utah

Paradise Vacation Adventures, LLC	Hawaii

REP Holdings, Ltd.	Hawaii

Resort Management Finance Services, Inc.	Florida

Resort Sales Services, Inc.	Delaware

RQI Holdings, LLC	Hawaii

S.O.I. Acquisition Corp.	Florida

Sunset Harbor Development Partnership	Florida

B-2

Trading Places International, LLC	California

Vacation Ownership Lending GP, Inc.	Delaware

Vacation Ownership Lending, L.P.	Delaware

Vacation Resorts International	California

VOL GP, Inc.	Delaware

VOL Investors L.P.	Delaware

Windward Pointe II, L.L.C.	Delaware

Worldwide Vacation & Travel, Inc.	Florida

B-3

EXHIBIT C

SUBSIDIARIES OF PARENT

Name	Jurisdiction of Organization

AHR Hospitality Partners, Inc.	Delaware
Aqua Hospitality LLC	Delaware
Aqua Hotels & Resorts, LLC	Hawaii
Aqua Hotels and Resorts, Inc.	Delaware
Aqua Hotels and Resorts Operator, LLC	Delaware
Aqua Luana Operator LLC	Hawaii
Aston Hotels & Resorts, LLC	Hawaii
Aston Hotels & Resorts Florida, LLC	Florida
Beach House Development Partnership	Florida
CDP Investors L.P.	Delaware
CDP GP, Inc.	Delaware
Cerromar Development Partners GP, Inc.	Delaware
Cerromar Development Partners, LP, S.E.	Delaware
Diamond Head Management, LLC	Hawaii
Grand Aspen Holdings, L.L.C.	Delaware
Grand Aspen Lodging, L.L.C.	Delaware
Highlands Inn Investors II, L.P.	Delaware
Hotel Management Services, LLC	Hawaii
HT Highlands, Inc.	Delaware
HTS-Beach House, Inc.	Delaware
HTS-Beach House Partner, L.L.C.	Delaware
HTS-BC, L.L.C.	Delaware
HTS-CHC (Sedona), L.L.C.	Delaware
HTS Coconut Point, Inc.	Delaware
HTS Ground Lake Tahoe, Inc.	Delaware
HTS-Key West, Inc.	Delaware
HTS-KW, Inc.	Delaware
HTS-Lake Tahoe, Inc.	Delaware
HTS-Loan Servicing, Inc.	Delaware
HTS-Main Street Station, Inc.	Delaware
HTS-Maui, L.L.C.	Delaware
HTS-San Antonio, Inc.	Delaware
HTS-San Antonio, L.L.C.	Delaware
HTS-San Antonio, L.P.	Delaware
HTS-Sedona, Inc.	Delaware
HTS-Sunset Harbor Partner, L.L.C.	Delaware
HTS-Wild Oak Ranch Beverage, LLC	Texas
HTS-Windward Pointe Partner, L.L.C.	Delaware
HVC-Highlands, L.L.C.	Delaware
HV Global Group, Inc.	Delaware

C-1

HV Global Management Corporation	Delaware
HV Global Marketing Corporation	Florida
Interval Acquisition Corp.	Delaware
IIC Holdings Incorporated	Delaware
ILG International Holdings, Inc.	Florida
ILG Lux Holdings S.a.r.l.	Luxembourg
ILG Lux Holdings II S.a.r.l.	Luxembourg
ILG Lux Finance S.a.r.l.	Luxembourg
ILG Management, LLC	Florida
Intercambios Intemacionales de Vacaciones Interval International Espaiia SA	Spain
Intercambios Intemacionales de Vacaciones S.A. de C.V.	Mexico
Interval Holdings, Inc.	Delaware
Interval International Argentina S.A.	Argentina
Interval International Brasil Servifos Ltda.	Brazil
Interval International de Colombia, S.A.S.	Colombia
Interval International Eastern Canada, Inc.	Canada (Ontario)
Interval International Egypt Ltd.	Egypt
Interval International Finland Oy	Finland
Interval International FZE	United Arab Emirates (Dubai)
Interval International GmbH	Germany
Interval International Greece Ltd.	Greece
Interval International Holdings, LLC	Florida
Interval International Holdings Mexico, S.A. de C.V.	Mexico
Interval International, Inc.	Florida
Interval International India Private Limited	India
Interval International Italia SRL	Italy
Interval International Limited	England and Wales
Interval International Overseas Holdings, LLC	Florida
Interval International Singapore (Pte) Ltd.	Singapore
Interval International South Africa (Pty) Ltd.	South Africa
Interval Leisure Group Management Limited	England and Wales
Interval Leisure Group UK Holdings Limited	England and Wales
Interval Leisure Group UK Holdings (No. 2) Limited	England and Wales
Interval Resort & Financial Services, Inc.	Florida
Interval Servicios de Mexico S.A. de C.V.	Mexico
Interval Software Services, LLC	Florida
Interval Travel Limited	England and Wales
Interval UK Holdings Limited	England and Wales
Interval Vacation Exchange, LLC	Delaware
Intervalo Internacional Prestaçao da Serviços Lda	Portugal
Kai Management Services, LLC	Hawaii
Key Wester Limited	Florida
Management Acquisition Holdings, LLC	Delaware
Maui Condo and Home, LLC	Hawaii
Meragon Financial Services, Inc.	North Carolina

C-2

Meridian Financial Services, Inc.	North Carolina
Organizacion Interval International, C.A.	Venezuela
Owners' Resorts & Exchange, Inc.	Utah
Paradise Vacation Adventures, LLC	Hawaii
REP Holdings, Ltd.	Hawaii
Resort Management Finance Services, Inc.	Florida
RQI Holdings, LLC	Hawaii
Resort Sales Services, Inc.	Delaware
Resort Solutions Holdings Limited	England and Wales
Resort Solutions Limited	England and Wales
S.O.I. Acquisition Corp.	Florida
Sunset Harbor Development Partnership	Florida
TA Resort Servicing Mexico, S.A. de C.V.	Mexico
TPI Management—Canada, Inc.	Canada (British Columbia)
Trading Places International, LLC	California
Vacation Resorts International	California
Vacation Ownership Lending GP, Inc.	Delaware
Vacation Ownership Lending L.P.	Delaware
VOL GP, Inc.	Delaware
VOL Investors, L.P.	Delaware
VRI Europe Limited	England and Wales
VRI Management Canarias S.L.	Spain
VRI Management Espana S.L.	Spain
VRI-ORE, LLC	Utah
Windward Pointe II, L.L.C.	Delaware
Worldex Corporation	Florida
Worldwide Vacation & Travel, Inc.	Florida
XYZII, Inc.	Washington

C-3

EXHIBIT D

FORM OF PRICING TERM SHEET

PRICING SUPPLEMENT	Confidential

Interval Acquisition Corp.

$350,000,000

5.625% Senior Notes due 2023

Pricing Supplement dated April 2, 2015

(the “Pricing Supplement”)

to the

Preliminary Offering Memorandum dated March 27, 2015

(the “Preliminary Offering Memorandum”)

of Interval Acquisition Corp.

This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum.

The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Preliminary Offering Memorandum.

The Notes (as defined below) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction and are being offered and sold in the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. person in transactions outside the United States in reliance on Regulation S under the Securities Act.

Other information (including financial information) presented in the Preliminary Offering Memorandum is deemed to have changed to the extent affected by the changes described herein.

Change in Size of Offering

The aggregate principal amount of Notes to be issued in the offering increased from $300,000,000 to $350,000,000. The net proceeds received from the increase of $50,000,000 will be used to repay indebtedness outstanding under the Credit Facility. Other corresponding changes will be made where applicable throughout the Preliminary Offering Memorandum.

D-1

Terms Applicable to the 5.625% Senior Notes due 2023

Issuer:	Interval Acquisition Corp. (the “Issuer”)

Principal Amount:	$350,000,000

Title of Securities:	5.625% Senior Notes due 2023 (the “Notes”)

Final Maturity Date:	April 15, 2023

Issue Price:	100.000%, plus accrued interest, if any, from April 10, 2015

Coupon:	5.625%

Yield to Maturity:	5.625%

Interest Payment Dates:	April 15 and October 15

Record Dates:	April 1 and October 1

First Interest Payment Date:	October 15, 2015

Optional Redemption:	On or after April 15, 2018, the Issuer may, at its option, redeem all or any portion of the Notes, at once or over time, upon not less than 30 days nor more than 60 days prior notice. The Notes may be redeemed at the redemption prices set forth below, plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date). The following prices are for Notes redeemed during the 12-month period commencing on April 15 of the years set forth below, and are expressed as percentages of principal amount:

Redemption Year	Price
2018	104.219%
2019	102.813%
2020	101.406%
2021 and thereafter	100.000%

D-2

Optional Redemption with Equity Proceeds:	At any time and from time to time, prior to April 15, 2018, the Issuer may, on any one or more occasions, redeem up to a maximum of 35% of the original aggregate principal amount of the Notes (including additional notes, if any) with the proceeds of one or more Equity Offerings, at a redemption price equal to 105.625% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that immediately after giving effect to any redemption of this kind, at least 65% of the original aggregate principal amount of Notes (including additional notes, if any) remains outstanding. Any redemption of this kind shall be made within 90 days of such Equity Offering upon not less than 30 and no more than 60 days’ prior notice.

Make-Whole Redemption:	Make-whole redemption at Treasury Rate + 50 bps until April 15, 2018.

Change of Control:	Putable at 101% of aggregate principal amount thereof, plus accrued and unpaid interest.

Initial Purchasers:

Wells Fargo Securities, LLC

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

PNC Capital Markets LLC

SunTrust Robinson Humphrey, Inc.

Fifth Third Securities, Inc.

J.P. Morgan Securities LLC

Mitsubishi UFJ Securities (USA), Inc.

Trade Date:	April 2, 2015

Settlement Date:

April 10, 2015 (T+5)

The Issuer expects to deliver the Notes against payment for the Notes on or about April 10, 2015, which will be the 5th business day following the date of the pricing of the Notes, or “T+5”. Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in three business days, unless parties to a trade expressly agree otherwise. Accordingly, purchasers who wish to trade Notes on the date of pricing or the next succeeding business day will be required, by virtue of the fact that the Notes initially will settle in T+5, to specify an alternative cycle at the time of any such trade to prevent a failed settlement. Purchasers of notes who wish to trade notes on the date of pricing or the next succeeding business days should consult their own advisors.

D-3

Distribution:	144A and Reg S with registration rights as set forth in the Preliminary Offering Memorandum.

CUSIP Numbers/ISINs:	46113V AC2 / US46113VAC28 (144A)

U46077 AB6 / USU46077AB68 (Reg S)

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of the Notes or the offering.  Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is being distributed in the United States solely to qualified institutional buyers, as defined in Rule 144A under the Securities Act, and outside the United States solely to non-U.S. persons, as defined under Regulation S under the Securities Act.

This communication does not constitute an offer to sell the Notes and is not a solicitation of an offer to buy the Notes in any jurisdiction where the offer or sale is not permitted.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg email or another communication system.

D-4

EXHIBIT E

ISSUER FREE WRITING DOCUMENTS

Pricing Term Sheet containing the terms of the Securities, substantially in the form of Exhibit D hereto.

E-1

EXHIBIT F-1

FORM OF OPINION OF COMPANY COUNSEL

[See attached.]

F-1

EXHIBIT F-2

FORM OF OPINION OF Goodsill Anderson Quinn & Stifel

[See attached.]

F-2

EXHIBIT F-3

FORM OF OPINION OF Buchanan Ingersoll & Rooney PC

[See attached.]

F-3